Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 7, CONSENT AND WAIVER

THIS AMENDMENT NO. 7, CONSENT AND WAIVER (this “Amendment and Consent”) dated as of November 2, 2020, is entered into among GLADSTONE BUSINESS LOAN, LLC, as Borrower (the “Borrower”), GLADSTONE MANAGEMENT CORPORATION, as Servicer (the “Servicer”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), ING CAPITAL LLC, FIRST NATIONAL BANK OF PENNSYLVANIA (as successor in interest to Newbridge Bank), CHEMICAL BANK (as successor in interest to Talmer Bank and Trust) and STERLING BANK, as Lenders (collectively, the “Lenders”) and as Managing Agents (in such capacity, collectively the “Managing Agents”) and KeyBank, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

RECITALS

WHEREAS, the Borrower, the Lenders, the Managing Agents and the Administrative Agent are party to that certain Fifth Amended and Restated Credit Agreement dated as of May 1, 2015 by and among the Borrower, the Servicer, the Lenders, the Managing Agents and the Administrative Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent consent to certain amendments (the “Relevant Amendments”) to the Loans identified on Schedule A hereto (the “Modified Loans”), as set forth herein subject to the terms and conditions set forth herein

WHEREAS, the Borrower, the Lenders, the Managing Agents and Administrative Agent, have agreed (i) to waive certain Early Termination Events arising under the Credit Agreement and (ii) to amend certain provisions of the Credit Agreement, in each case as set forth herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent to Relevant Amendments; Eligibility of Modified Loans.

(a) Consent to Relevant Amendments. Upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Lenders and the Administrative Agent consent to the Relevant Amendments; provided that such consent shall not cause such Modified Loans to be Eligible Loans except as provided for in clause (b) below.

(b) Eligibility of Modified Loans.

(i) The Modified Loans identified on Part I of Schedule A hereto shall be deemed to be Eligible Loans immediately upon satisfaction of the conditions precedent set forth in Section 5 hereof.

(ii) The Modified Loans identified on Part II of Schedule A hereto shall be deemed to be Eligible Loans upon satisfaction of the additional conditions set forth in such Part II.

(iii) The Modified Loan identified on Part III of Schedule A hereto shall not be deemed an Eligible Loan notwithstanding the consent provided for under clause (a) above.

SECTION 2. Amendments to the Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 5 hereof, the definition of “Permitted Loan Amendment” set forth in Section 1.1 the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

“Permitted Loan Amendment” shall mean, as to an otherwise Eligible Loan, an amendment to the applicable Loan Documents (a) the effect of which is to extend the time for payment of principal due solely to the scheduled maturity of such Loan or (b) that changes the interest rate, provides for interest only payments, changes the principal payments or principal amortization period, and/or otherwise changes the maturity date for such Eligible Loan, in each case, other than as provided in clause (a) above (e.g., a shortening of the maturity date or an extension of the maturity date coupled with a change in the principal amortization period); provided, that any such amendment described in this clause (b) must be (A) consistent with prudent lending practices and then current market conditions, as reasonably determined by Borrower, and (B) consented to by the Administrative Agent (which consent, for avoidance of doubt, may be in the form of an electronic communication) in its reasonable discretion; provided, that, if notice of any amendment described in this clause (b) shall have been given to the Administrative Agent and each Lender (which notice, for avoidance of doubt, may be in the form of an electronic communication), and no response shall have been received from the Administrative Agent within five (5) Business Days, the Administrative Agent shall be deemed to have consented to such amendment.

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SECTION 3. Waiver. Upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Lenders and the Administrative Agent hereby agree to waive any Early Termination Event and any Unmatured Early Termination Event resulting from or arising out of (i) the failure by the Borrower to secure consent for the Relevant Amendments prior to the date hereof and (ii) the Borrower reporting that any Modified Loan was an Eligible Loan at any time from the respective date such Modified Loan became subject to any Relevant Amendments up to the date hereof.

SECTION 4. Representations and Warranties. The Borrower and the Servicer each hereby represents and warrants to each of the other parties hereto, that:

(a) this Amendment and Consent constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b) on the date hereof, before and after giving effect to this Amendment and Consent, other than as waived pursuant to this Amendment and Consent, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 5. Conditions Precedent. This Amendment and Consent shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment and Consent, executed by each of the Borrower, the Servicer, each Lender and Managing Agent, and the Administrative Agent.

SECTION 6. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment and Consent, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

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SECTION 7. Execution in Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment and Consent by facsimile or by other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.

SECTION 8. Governing Law. This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Headings. Section headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment and Consent for any other purpose.

SECTION 10. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and Consent and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC

By:	/s/ Robert L. Marcotte
Name: Robert L. Marcotte
Title: President

GLADSTONE MANAGEMENT CORPORATION

By:	/s/ David Gladstone
Name: David Gladstone
Title: CEO

Signature Page to Consent and Waiver

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Richard Andersen
Name: Richard Andersen
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender and a Managing Agent

By:	/s/ Richard Andersen
Name: Richard Andersen
Title: Senior Vice President

Signature Page to Consent and Waiver

ING CAPITAL LLC, as a Lender and a Managing Agent

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Grace Fu
Name: Grace Fu
Title: Director

Signature Page to Consent and Waiver

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender and a Managing Agent

By:	/s/ Charles W. Jones
Name: Charles W. Jones
Title: Senior Vice President

Signature Page to Consent and Waiver

TCF National Bank - as a Lender and a Managing Agent

By:	/s/ Robert Rosati
Name: Robert Rosati
Title: Senior Vice President

Signature Page to Consent and Waiver

STERLING BANK, as a Lender and a Managing Agent

By:	/s/ James Gelwicks
Name: James Gelwicks
Title: SR. Managing Director

Signature Page to Consent and Waiver